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                            STOCK OPTION AGREEMENT
                                AUTHORISZOR INC.

         This unilateral grant by the Company (as hereinafter defined) constitutes a valid Nonqualified Stock Option (the "Option") for a total of 100,000 shares (the "Shares") of common stock, par value $.01 per share (the "Common Stock"), of AUTHORISZOR INC., a Delaware corporation (the "Company") whose principal executive offices are situated at 8201 Preston Road, Suite 600, Dallas, Texas 75225, is hereby granted to RICHARD A. LANGEVIN (the "Optionee") pursuant to an Executive Employment Agreement dated as of January 1, 2000 between the Company and the Optionee (the "Employment Agreement") and pursuant to the terms of this Option Agreement (the "Option Agreement").

         SECTION 1. EXERCISE PRICE. The exercise price of the Option is $6.75 for each Share.

         SECTION 2. EXERCISE OF THE OPTION. This Option may be exercised on January 1, 2004 and from time to time thereafter, subject to the provisions contained in SECTIONS 3 AND 4 below.

                  (a) METHOD OF EXERCISE. Options shall be deemed properly exercised when:

                           (i) the Company has received written notice of such
                  exercise, stating the number of Shares which are being purchased, delivered to the Company and signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to the Company, of the right of such person or persons to exercise the Option;

                           (ii) full payment of the exercise price of the
                  Shares as to which the Option is exercised has been tendered to the Company; and

                           (iii) arrangements that are satisfactory to the
                  Board of Directors of the Company (the "Board") in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that the Company determines to be necessary for the Company to withhold in accordance with applicable federal or state income, or federal employment, tax withholding requirements.

                  (b) PAYMENT. The exercise price of any Shares purchased shall be paid in cash, by certified or cashier's check, by money order or by personal check (if approved by the Board); PROVIDED, FURTHER, that any federal or state income, or federal employment, taxes which the Company determines should be withheld, shall be paid by the Optionee to the Company in cash, by certified or cashier's check, by money order or by personal check (if approved by the Board).

                  (c)      RESTRICTIONS ON EXERCISE.

                           (i) This Option may not be exercised if the issuance
                  of the Shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the exercise of this Option, the Company may require the exercising person to make any agreements and undertakings that may be required by any applicable law or regulation.

                           (ii) Shares issued upon the exercise of this Option
                  without registration of such Shares under the Securities Act of 1933, as amended (the "Securities Act"), shall be restricted securities subject to the terms of Rule 144 under the Securities Act. The certificates representing any such Shares shall bear an appropriate legend restricting transfer and the transfer agent of the Company shall be given stop transfer instructions with respect to such Shares.

                           (iii) At the request of the Optionee, the Company
                  will file a Registration Statement on Form S-8 registering the issuance of the Shares; PROVIDED THAT the Company meets the requirements of Form S-8.

         SECTION 3. TERM OF OPTION. This Option may not be exercised after December 31, 2009 and is subject to earlier termination as provided in SECTION
4. In addition, this Option is subject to cancellation by the Company upon a significant corporate event as provided in SECTION 4 below. This Option may be exercised during such times only in accordance with the terms of this Option Agreement.

         SECTION 4. TERMINATION OF OPTION PERIOD.

                  The unexercised portion of this Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                           (a) upon the date the Company terminates the
                  Employment Agreement for "Cause" pursuant to the terms of Paragraph 25 of the Employment Agreement;

                           (b) upon the date on which the Optionee becomes
                  physically or mentally disabled, as defined by 29 C.F.R.
                  Section 1630.2(g)(1), and cannot perform the essential functions of his position, with reasonable accommodation;

                           (c) upon the date of the death of the Optionee; or

                           (d) December 31, 2009.

         SECTION 5. ACCELERATION OF OPTION PERIOD.

                  Upon the occurrence of either of the events described in
         Section 5(a) or 5(b), the Option shall automatically vest in full and become immediately exercisable.


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

                           (a) a Sale of the Company, as defined in Paragraph 3
                  of the Employment Agreement; or

                           (b) termination of the Optionee by the Company
                  without cause under Paragraph 24 of the Employment Agreement.

         SECTION 6. ADJUSTMENT OF SHARES.

                  (a) If at any time while an unexercised Option is outstanding hereunder, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares, then and in such event proportionate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to this Option, so that the same proportion of the Company's issued and outstanding shares shall remain subject to purchase at the same aggregate exercise price.

                  (b) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to this Option.

                  (c) Without limiting the generality of the foregoing, the existence of this Option shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to this Option; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         SECTION 7. MARKET STAND OFF PERIOD. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering (the "Offering") of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any of the Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the managing underwriter with respect to the Offering and agreed to by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer


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

instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

         SECTION 8. NON-ASSIGNABILITY OF OPTION. This Option may be transferred or assigned by the Optionee only to family members, trusts or other entities for the benefit of the Optionee or for the benefit of the Optionee's family members, by will or by the laws of descent and distribution or by the laws regulating testate or intestate succession applicable to the Optionee.

         SECTION 9. ISSUANCE OF SHARES. No person shall be, or have any rights or privileges of, a stockholder of the Company with respect to any of the Shares subject to this Option unless and until certificates representing such Shares have been issued and delivered to such person. As a condition of an issuance of a stock certificate for Shares, the Company may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of this Option Agreement or any law or regulation, including, but not limited to, the following:

                  (a) The Optionee's representation and warranty to the Company, at the time the Option is exercised, that the Shares to be issued are being acquired for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                  (b) The Optionee's representation, warranty or agreement to be bound by any legends that are, in the opinion of the Company, necessary or appropriate to comply with the provisions of any securities law deemed by the Company to be applicable to the issuance of the Shares and to be endorsed upon the certificates representing the Shares.

         SECTION 10. ADMINISTRATION OF THIS OPTION.

                  (a) The determinations and the interpretation and construction of any provision of this Option by the Company shall be final and conclusive.

                  (b) Subject to the express provisions of this Option, the Company shall have the authority, in its sole and absolute discretion, to adopt, amend, and rescind administrative and interpretive rules and regulations relating to this Option and to perform all other acts necessary or advisable for administering this Option, including the delegation of such ministerial acts and responsibilities as the Company deems appropriate.

         SECTION 11. GOVERNMENT REGULATIONS. The granting and exercise of this Option and the obligation of the Company to sell and deliver Shares under this Option, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         SECTION 12. LAW GOVERNING. THIS OPTION IS INTENDED TO BE PERFORMED IN THE STATE OF DELAWARE AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE EXCEPT TO THE EXTENT DELAWARE LAW IS PREEMPTED BY FEDERAL LAW.


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

         SECTION 13. NOTICES. Whenever any notice is required or permitted under this Option Agreement, such notice must be in writing and personally delivered or sent by mail or delivery by a recognized courier service. Any notice required or permitted to be delivered under this Option Agreement shall be deemed to be delivered on the date on which it is personally delivered, or, if mailed, whether actually received or not, on the third business day after it is deposited in the mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address that such person has previously specified by written notice delivered in accordance with this subsection. The Company or the Optionee may change, at any time and from time to time, by written notice to the other, an address, or in the case of Optionee the name and address of his counsel, that was previously specified for receiving notices. Until changed in accordance with this Option Agreement, the Company and the Optionee shall specify as its or his address for receiving notices the address set forth in this Option Agreement pertaining to the Shares to which such notice relates.

         SECTION 14. MISCELLANEOUS.

                  (a) The Company has full corporate authority to grant this Option, and this Option is granted to the Optionee in implementation of the Employment Agreement describing such Option and is in addition to any other stock option plans of the Company or other benefits with respect to the Optionee's position with or relationship to the Company or its subsidiaries. This Option shall not confer upon the Optionee the right to continue as an employee, director, consultant or advisor, or interfere in any way with the rights of the Company to terminate the Optionee's status as an employee, director, consultant or advisor.

                  (b) The members of the Board shall not be liable for any act, omission or determination taken or made in good faith with respect to this Option, and members of the Board shall, in addition to all other rights of indemnification and reimbursement, be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, liability or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising from such claim, loss, damage, liability or expense to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect.

                  (c) Any issuance or transfer of Shares to the Optionee, or to the Optionee's legal representative, heir, legatee, or distributee, in accordance with the provisions of this Option, shall, to the extent thereof, be in full satisfaction of all claims of such persons under this Option. The Company may require the Optionee, or any legal representative, heir, legatee or distributee as a condition precedent to such payment or issuance or transfer of Shares, to execute a release and receipt for such payment or issuance or transfer of Shares in such form as it shall determine.

                  (d) Neither the Board nor the Company guarantees Shares from loss or depreciation.


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

                  (e) All expenses incident to the administration, termination, or protection of this Option, including, but not limited to, legal and accounting fees, shall be paid by the Company; provided, however, the Company may recover any and all damages, fees, expenses and costs arising out of any actions taken by the Company to enforce its rights under this Option.

                  (f) Records of the Company shall be conclusive for all purposes under this Option, unless determined by the Board to be incorrect.

                  (g) Any action required of the Company relating to this Option shall be by resolution of the Board or by a person authorized to act by resolution of the Board.

                  (h) If any provision of this Option is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Option, but such provision shall be fully severable, and this Option shall be construed and enforced as if the illegal or invalid provision had never been included in this Option.

                  (i) Any person entitled to notice under this Option may waive such notice.

                  (j) This Option shall be binding upon the Optionee, his legal representatives, heirs, legatees and distributees upon the Company, its successors, and assigns, and upon the Board and its successors.

                  (k) The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of this Option's provisions.

                  (l) Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Option dictates, the plural shall be read as the singular and the singular as the plural.


DATE OF GRANT:                                 AUTHORISZOR INC.

JANUARY 1, 2000
                                               By:
                                                  -----------------------
                                                  JAMES L. JACKSON
                                                  VICE PRESIDENT

ADDRESS:

Windsor House
Cornwall Road
Harrogate, North Yorkshire
United Kingdom
HG1 2PW


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


         Optionee hereby accepts this Option subject to all the terms and provisions of this Option Agreement.



                                          By:
                                              --------------------------
                                              RICHARD A. LANGEVIN



ADDRESS:

1 Justin Road
Natick, MA 01760-5565

COUNSEL:

Jarvis P. Kellogg, Esq.
Epstein Becker & Green

phone: (617) 342-4000
fax:   (617) 342-4001








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